UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2022

Lightstone Value Plus REIT I, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-52610	20-1237795
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1985 Cedar Bridge Avenue, Suite 1

Lakewood, New Jersey 08701

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (732) 367-0129

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 8, 2022, Lightstone Value Plus REIT I, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). A total of 14.8 million shares of the Company’s common stock outstanding and entitled to vote were represented at the Annual Meeting in person or by proxy, representing approximately 67.7% of the total number of shares entitled to vote.

At the annual meeting, the Company’s stockholders voted in person or by proxy on the following proposals:

Proposal No. 1 Elect four individuals to serve on the board of directors until the Company’s 2023 annual meeting of stockholders and until their successors are duly elected and qualify.

The number of votes cast with respect to each of the director nominees were as follows:

	For	Against/ Withhold	Abstain	Broker Non-Votes
David Lichtenstein (Director)	11,856,959	2,939,514	-	-

George R. Whittemore (Independent Director)	11,863,500	2,932,973	-	-

Alan Retkinski (Independent Director)	11,861,224	2,935,249	-	-

Howard E. Friedman (Independent Director)	11,852,215	2,944,258	-	-

All of the director nominees were elected.

Proposal No. 2 The proposal to amend and restate the charter is described in detail in the proxy statement related to the annual meeting of stockholders. The number of votes cast with respect to the amendment and restatement of the charter were as follows:

For	Against/ Withhold	Abstain	Broker Non-Votes
11,174,863	3,049,252	572,357	1

The proposal to amend and restate the Company’s charter was approved.

Proposal No. 3 The number of votes cast with respect to the adjournment proposal were as follows:

For	Against/ Withhold	Abstain	Broker Non-Votes
11,282,451	3,060,512	453,509	1

The proposal to permit the board of directors to adjourn the meeting, if necessary, to solicit additional proxies in favor of the first two proposals if there were not sufficient votes for the proposals was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTSTONE VALUE PLUS REIT I, INC.

Date: December 14, 2022	By:	/s/ Seth Molod
Seth Molod
Chief Financial Officer and Principal Accounting Officer